SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2001
                                -----------------

                            REWARD ENTERPRISES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                000-27259                  98-0203927
      -----------------     ----------------------      -------------------
(State or other jurisdiction   (Commission                (IRS Employer
       of incorporation)        File Number)             Identification No.)

 12880 Railway Avenue, Unit No. 35, Richmond, British Columbia, Canada  V6C 2G8
           ----------------------------------------------------------
           (Address of principal executive offices)     (Postal Code)


          Registrant's telephone number, including area (604) 275-6519
                                 --------------

Item 1. Changes in Control of Registrant.

Effective August 21, 2001, after an affirmative majority vote by the Board of Directors and stockholders of Reward Enterprises, Inc., ("Reward"), Reward has acquired Q Presents, Inc., ("Q Presents), a California Corporation, pursuant to an Acquisition Agreement and Plan of Reorganization whereby Reward agreed to issue 6,000,000 shares of its common stock in exchange for all of the issued and outstanding shares of Q Presents, whereby Q Presents becomes a wholly-owned subsidiary of Reward. Additionally, pursuant to a vote of Reward stockholders, Edward Withrow III, Warren Withrow and Ron Hall have been elected to act as new directors of Reward. Finally, for a period of one year from the closing date of the Acquisition it shall require a 100% approval from the shareholders of Reward to "roll-back" the number of issued and outstanding shares, and for a period of one year from the date of the Acquisition Agreement there shall be no SEC registration for sale of the shares issued to the Q Presents shareholders in connection with the Acquisition.

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Reward, post Acquisition, has 12,270,000 common shares issued and outstanding.
Beneficial ownership of the Company, as of the close of the Acquisition, is as follows:

--------------------------------------------------------------------------------
Shareholder Name               # of Shares Held         Percent of Shares Held
--------------------------------------------------------------------------------
Warren Withrow(1)                  2,400,000                      19.6%
--------------------------------------------------------------------------------
Edward Withrow III(2)              2,400,000                      19.6%
--------------------------------------------------------------------------------
Ron Hall(3)                                0                       0
--------------------------------------------------------------------------------
Other Q Presents Shareholders(4)   1,200,000                       9.8%
--------------------------------------------------------------------------------
Brian Doutaz(5)                      450,000                       3.7%
--------------------------------------------------------------------------------
Robert Dinning(6)                    180,000                       1.5%
--------------------------------------------------------------------------------
Approximately 34 Reward
Shareholders(7)(8)                 5,640,000                      46.0%
--------------------------------------------------------------------------------
Total                             12,270,000                     100%
--------------------------------------------------------------------------------

(1)   Director of the Reward, Co-CEO and Director of Q Presents
(2)   Director of the Reward, Co-CEO and Director of Q Presents
(3)   Director of the Reward
(4)   14 Individuals
(5)   Director and President of Reward
(6)   Former Director and Secretary of Reward
(7) Approximate number of shareholders both pre and post Acquisition. No one shareholder is a beneficial owner of more than 5.0% of the stock.
(8) Current Reward Shareholders also hold 675,000 options allowing the option holder to purchase up to 675,000 common shares of Reward at a price of $0.25 per common share. These options may be exercised on or before October 31, 2001.

Note: On August 8, 2001, the Reward filed its Form DEFM-14A with the Security and Exchange Commission ("SEC") detailing the Acquisition Agreement and Plan of Reorganization between Reward and Q Presents, and other shareholder Proxy-related items. This Form, and other information related to Reward and Q Presents, can be viewed on the SEC's Web site, where the Form DEFM-14A and other related materials may be found at www.sec.gov.


Item 2. Acquisition or Disposition of Assets (see SPECIAL NOTE above).

On August 15, 2001, a majority of the shareholders of Reward voted and approved of an Acquisition whereby all of the issued and outstanding shares of Q Presents are to be acquired by Reward, and as a result Q Presents would be a 100% owned subsidiary of Reward. Consideration for the Acquisition will be all stock, with no cash involved. The shareholders of Reward also voted and approved of a Plan of Reorganization, which included a name change to Q Presents, Inc., a change in business direction (See Item 5 - Other Events), and restrictions on the

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"roll-back" of issued and outstanding shares and the filing for re-sale of the shares issued as part of the Acquisition.


Item 3. Bankruptcy or Receivership.

There has been no bankruptcy, receivership, or similar proceeding by or against either of the Companies described in this Form 8K.


Item 4. Changes in Registrant's Certifying Accountant.

The Company has had no changes in and/or disagreements with its accountants.


Item 5. Other Events.

Change of Business Direction

The Company, under its new Board of Directors, will initiate the Q Presents business plan, which provides for localized and web based custom event registration and automation solutions to the high growth Event Automation market.

For more detailed information on the business operations and plans of Q Presents, you are encouraged to review the Proxy materials filed by the Reward on August 8, 2001 by way of its Form DEFM14A filed with the SEC. You can find this, and other related materials, at the SEC's website in the EDGAR archives at www.sec.gov.


Forward-Looking Statements

There are forward-looking statements in this document, and in the Company's public documents to which they may refer that are subject to risks and uncertainties in addition to those set forth below. These forward-looking statements include information about possible or assumed future results of the Company's operations. Also, when any of the words "may," "will," "believes," "expect," "anticipate," "estimate," "continue," or similar expressions are used, the Company is making forward-looking statements. Many possible events or factors, including but not limited to those set forth herein, could affect future financial results and performance. This could cause Company results or performance to differ materially from those expressed in any forward-looking statements. These and other risks are described in the Company's other publicly filed documents and reports that are available from the Company and from the SEC.

Item 6. Resignations of Registrant's Directors.

Effective on the close of the Acquisition (August 21, 2001), Robert Dinning resigned as an Officer and a Director of Reward. Mr. Dinning's resignation was not the result of a disagreement with either of the companies involved in the Acquisition. A Copy of Mr. Dinning's resignation letter is included as an exhibit to this filing.

Upon the resignation of Mr. Dinning, the directors of Reward will be:

Name                             Position
----                             --------
Edward Withrow III               Co-CEO and Director
Warren Withrow                   Co-CEO and Director
Ron Hall                         Director
Brian Doutaz                     Director


It is anticipated that the new Board may appoint officers and additional directors subsequent to the Acquisition date, and as the appropriate candidates are identified.

A brief description of each of the new Directors is as follows:

Edward W. Withrow III, Director
-------------------------------
Edward Withrow is a Co-Founder, Co-CEO and Co-Chairman of Q Presents. Mr. Withrow has been responsible for the development of Q Present's business model and implementation. Additionally, Mr. Withrow has been responsible for securing the financing required to bring Q Presents fully operational. As such, Mr. Withrow has been responsible for negotiating and facilitating the current merger between Q Presents and Reward.

Prior to starting Q Presents, Mr. Withrow was a Co-Founder, officer and director of SimplyFamily.com, Inc., a leading family-orientated web portal. During his three years with SimplyFamily, Mr. Withrow was responsible for development of the business model, securing $1.6 million in financing for the company and the hiring of key operations staff.

From 1993 to 1998, Mr. Withrow was a founder and partner in The Withrow Group, a consulting firm providing services for the negotiation and management of strategic alliances, financial partnerships and acquisitions primarily in the entertainment industry.

Edward Withrow is the brother of Warren Withrow.


Warren K. Withrow, Director
---------------------------
Warren Withrow is a Co-Founder, Co-CEO and Co-Chairman of Q Presents. Mr. Withrow has been responsible for the development of Q Presents' business model

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and the underlying technological platform. Mr. Withrow has also been responsible for negotiating and facilitating the current merger between Q Presents and Reward.

Prior to starting Q Presents, Mr. Withrow was a Co-Founder, officer and director of SimplyFamily.com, Inc., a leading family-orientated web portal. During his three years with SimplyFamily, Mr. Withrow was responsible for development of the business model and execution of the business plan, securing $1.6 million in financing for the company and the hiring and management of the company's 28 staff members. Additionally, Mr. Withrow was responsible for developing and structuring strategic relationships with outside companies using the SimplyFamily portal.

From 1993 to 1998, Mr. Withrow was a founder and partner in The Withrow Group, a consulting firm providing services for the negotiation and management of strategic alliances, financial partnerships and acquisitions primarily in the entertainment industry. During his time with The Withrow Group, Mr. Withrow developed a number of international financial and co-production partnerships as well as an innovative video distribution method.

Warren Withrow is the brother of Edward Withrow.

Ron Hall, Director
------------------
Ron Hall is an Executive Vice-President and Co-Founder of DigitalGen, a developer of computer search engine technology and the successful online shopping portal BrandNameStores.com. In his current position, Mr. Hall leads BrandNameStores.com's efforts to attract international vendors to the portal.

Prior to setting up DigitalGen in 1998, Mr. Hall served as a regional manager for IDG, the world's leading computer book and magazine publisher. In his six years with IDG, Mr. Hall established himself as a top revenue producer responsible for more than $9 million of revenue annually. During his tenure with IDG, Mr. Hall was responsible for the acquisition of many major corporate accounts including Hewlett Packard, Sun Microsystems, Intel, Novell and Oracle.

From 1990 to 1992, Mr. Hall was a Vice-President with The Stillman Group responsible for representing nine publications in the competitive advertising marketplace. From 1984 to 1990, Mr. Hall was a district director with the copier company Pitney Bowes, Inc.


Item 7. Financial Statements and Exhibits.

Please note that management has provided financials for Reward and Q Presents that were filed in conjunction with Form DEFM14A on August 8, 2001, with the SEC. The financial statements filed for Reward's DEFM14A included audited financial statements for Q Presents from March 19, 2001 (date of inception) to May 31, 2001. These records, as well as other documents relating to the Company, can be viewed at the SEC's web site at www.sec.gov.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Reward Enterprises, Inc.
                                         ---------------------------------------
                                                     (Registrant)

                                                  /s/ Warren Withrow
                                         ---------------------------------------
Date:   October 25, 2001                          Warren Withrow, Director



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Exhibits:

17.1   Letter on Director resignation

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Exhibit 17.1

                                       RESIGNATION

TO:      REWARD ENTERPRISES, INC.
AND TO:  THE BOARD OF DIRECTORS THEREOF


             I, ROBERT DINNING, of North Vancouver, British Columbia hereby tender my resignation as a Director and as Treasurer of Reward Enterprises, Inc. effective August 21, 2001.

             DATED at North Vancouver, in the Province of British Columbia this 21st day of August, 2001.



                                              /s/ Robert Dinning
                                              ----------------------------------
                                              Robert Dinning

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